SMITH BARNEY MONEY FUNDS, INC.
388 Greenwich Street
New York, New York 10013

STATEMENT OF ADDITIONAL INFORMATION

April 30, 1998

Smith Barney Money Funds, Inc. is a money market fund that invests in high quality money market instruments. The Fund seeks to provide:

Daily Income
Convenience
Daily Liquidity
Stability of Net Asset Value

Shares of the Fund are currently offered in three Portfolios:

Cash Portfolio
Government Portfolio
Retirement Portfolio

	This Statement of Additional information is not a Prospectus. It is intended to provide more detailed information about Smith
Barney Money Funds, Inc. (the "Fund") as well as matters already discussed in the Prospectus and therefore should be read in conjunction with the April 30, 1998 Prospectus which may be obtained from the Fund or a Smith Barney Financial Consultant.

TABLE OF CONTENTS


Statement of Additional Information	Page

Directors and Officers		 2
Investment Restrictions and Fundamental Policies		 4
Computation of Yield		 7
Valuation of Shares and Amortized Cost Valuation		 7
IRA and Other Prototype Retirement Plans		 8
Purchase of Shares		 9
The Management Agreement, Plan of Distribution and Other
Services	 	 9
Voting Rights		11
Custodian, Transfer and Dividend Disbursing Agents		13
Independent Auditors		13
Financial Statements		13
Appendix - Securities Ratings		14


DIRECTORS AND OFFICERS

DONALD R. FOLEY, Director
Retired; 3668 Freshwater Drive, Jupiter, Florida 33477. Director of ten investment companies associated with Smith Barney.
Formerly Vice President of Edwin Bird Wilson, Incorporated
(advertising); 75.

PAUL HARDIN, Director
Professor of Law at University of North Carolina at Chapel Hill; 12083 Morehead, Chapel Hill, North Carolina 27514; Director of twelve investment companies associated with Smith Barney; Director of The Summit Bancorporation; Formerly, Chancellor of the University of North Carolina at Chapel Hill, University of North Carolina; 66.

*HEATH B. McLENDON, Chairman of the Board, President and Chief
Executive Officer
Managing Director of Smith Barney; Director of forty-two investment companies associated with Smith Barney; Director and President of Mutual Management Corp. ("MMC or the "Manager") (formerly known as Smith Barney Mutual Funds Management Inc.) and Travelers Investment Adviser, Inc. ("TIA"); Chairman of the Board of Smith Barney Strategy Advisors Inc.; Prior to July 1993, Senior Executive Vice President of Shearson Lehman Brothers Inc., Vice Chairman of Shearson Asset Management, Director of PanAgora Asset Management, Inc. and PanAgora Asset Management Limited; 64.

RODERICK C. RASMUSSEN, Director
Investment Counselor; 9 Cadence Court, Morristown, New Jersey
07960. Director of ten investment companies associated with Smith Barney. Formerly Vice President of Dresdner and Company Inc.
(investment counselors); 71.

JOHN P. TOOLAN, Director
Retired; 13 Chadwell Place, Morristown, New Jersey 07960.
Director of ten investment companies associated with Smith Barney.
 Formerly, Director and Chairman of Smith Barney Trust Company, Director of Smith Barney Holdings Inc. and the Manager and Senior Executive Vice President, Director and Member of the Executive Committee of Smith Barney; 67.

LEWIS E. DAIDONE, Senior Vice President and Treasurer
Managing Director of Smith Barney; Senior Vice President and
Treasurer of forty-two investment companies associated with Smith
Barney; Director and Senior Vice President of the Manager and TIA;
40.

PHYLLIS M. ZAHORODNY, Vice President and Investment Officer
Managing Director of Smith Barney; Prior to August, 1993, Managing Director and Portfolio Manager of Shearson Lehman Brothers Inc.;
39.

MARTIN R. HANLEY, Investment Officer
Vice President of Smith Barney;  Prior to August, 1993, Vice
President and Senior Trader of Shearson Lehman Brothers; 31.

__________________
* Designates a director who is an "interested person" of the Fund, as defined under the Investment Company Act of 1940.

IRVING DAVID, Controller and Assistant Secretary
Vice President of Smith Barney and the Manager; Controller of 2 investment companies associated with Smith Barney. Prior to March, 1994, Assistant Treasurer of First Investment Management Company;
36.

CHRISTINA T. SYDOR, Secretary
Managing Director of Smith Barney; Secretary of forty-two investment companies associated with Smith Barney; Secretary and General Counsel of the Manager and TIA; 47.

	The business address of each of the officers of the Fund listed above is 388 Greenwich Street, New York, NY 10013. Such persons are compensated by Smith Barney and are not separately compensated by the Fund. On April 3, 1998, directors and officers owned in the aggregate less than 1% of the outstanding securities of each Portfolio.

	The following table shows the compensation paid by the Fund to each director during the Fund's last fiscal year. None of the officers of the Fund received any compensation from the Fund for such period. Officers and interested directors of the Fund are compensated by Smith Barney.


COMPENSATION TABLE


										Total
										Number
					Pension or				of Funds
					Retirement				for Which
					Benefits				Person
					Accrued as	   Total		Serves
		Aggregate		Part of	   Compensation 	Within
Name		Compensation	Fund's	   from Fund	Fund
of Person	From the Fund	Expenses	   Complex		Complex

Joseph H. Fleiss**+	$32,984.00		$0	$54,900 	     10
Donald R. Foley**	 	33,084.00  		0	55,400 	     10
Paul Hardin 		33,084.00		0	73,000 	     12
Francis P. Martin**	32,784.00		0	53,000	     10
Heath B. McLendon*	      0		0	    0		     42
Roderick C. Rasmussen	33,084.00		0	55,400 	     10
John P. Toolan**		33,084.00		0	55,400	     10

________________________________________
  * 	Designates a director who is an "interested person" of the
Fund.

**	Pursuant to a deferred compensation plan, the indicated persons elected to defer the following amounts of their compensation from the Fund: Joseph H. Fleiss: $15,642, Donald R. Foley: $15,642,
Francis P. Martin: $32,784 and John P. Toolan: $33,084, and the following amounts of their total compensation from the Fund
Complex: Joseph H. Fleiss: $21,000, Donald R. Foley: $21,000,
Francis P. Martin: $53,000 and John P. Toolan: $55,400

+	Effective January 1, 1998, Mr. Fleiss became a Director Emeritus.
Upon attainment of age 72 the Fund's current Directors may elect to change to emeritus status. Any directors elected or appointed to the Board of Directors in the future will be required to change to emeritus status upon attainment of age 80. Directors
Emeritus are entitled to serve in emeritus status for a maximum of 10 years during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to the Fund's directors, together with reasonable out-of-pocket expenses for each meeting attended. During the Fund's last fiscal year, aggregate compensation from the Fund to Emeritus Directors totaled $16,292.



INVESTMENT RESTRICTIONS AND FUNDAMENTAL POLICIES

	The Portfolios are subject to following restrictions and policies that are "fundamental," which means that they cannot be changed without approval by a "vote of a majority of the outstanding voting securities" of a Portfolio affected by the change, as defined in the Investment Company Act of 1940 (the "Act") and in accordance with Rule 18f-2 thereunder (see "Voting Rights"). The Portfolios are subject to other restrictions and policies that are "non-fundamental" and which may be changed by the Fund's Board of Directors without shareholder approval, subject to any applicable disclosure requirements.

Fundamental Policies - All Portfolios. Without the approval of a majority of its outstanding voting securities, no Portfolio may:


1.	invest in a manner that would cause it to fail to be a
"diversified company" under the 1940 Act and the rules, regulations and orders thereunder. (However, since each of the Portfolios operates as money market fund under Rule 2a-7 under the Act, compliance with Rule 2a-7 is deemed to satisfy the diversification requirements otherwise applicable to diversified investment companies under the 1940 Act.)


2.	issue "senior securities" as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

3.	borrow money, except that (a) the Portfolio may borrow from
banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the Portfolio may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the Portfolio will be limited so that no more than 33 -1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) valued at the time the borrowing is made, is derived from such transactions.

4.	make loans. This restriction does not apply to: (a) the
purchase of debt obligations in which the Portfolio may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.


5.	purchase or sell real estate, real estate mortgages, real
estate investment trust securities, commodities or commodity contracts, but this restriction shall not prevent the Fund from (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; or (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the Portfolio's investment objective and policies).


Additional Fundamental Policies - Cash and Retirement Portfolios.
 In addition to the fundamental policies stated above for all
Portfolios:

1.	Neither the Cash Portfolio nor the Retirement Portfolio may
invest less than 25% of its assets in bank obligations
(including both domestic and foreign bank obligations) and reserves freedom of action to concentrate in securities issued or guaranteed as to principal and interest by the U.S. government, its agencies and instrumentalities.


Nonfundamental Policies. As a nonfundamental policy, no Portfolio may:

1.	purchase any securities on margin (except for such short-
term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except "against the box"). For purposes of this restriction, the deposit or payment by the Portfolio of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin;

2.	invest in securities of other investment companies except as may be acquired as part of a merger, consolidation, or acquisition of assets;

3. purchase or otherwise acquire any security if, as a result, more than 10% of its net assets would be invested in securities that are illiquid;

4.	invest in oil and gas interests;

5.	invest in any company for the purpose of exercising control;

6. write or purchase put or call options.

	All of the foregoing restrictions that are stated in terms of percentages will apply at the time an investment is made; a subsequent increase or decrease in the percentage that may result from changes in values or net assets will not result in a violation of the restriction. Notwithstanding any of the foregoing investment restrictions, each of the Cash Portfolio, the Government Portfolio and the Retirement Portfolio may invest up to 100% of its assets in U.S. Government Obligations.

Reverse Repurchase Agreements. The Government Portfolio may invest 1/3 of its total assets in reverse repurchase agreements and to enter into reverse repurchase agreements with broker/dealers and other financial institutions including the Fund's custodian. Such agreements involve the sale of portfolio securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. Since the proceeds of borrowings under reverse repurchase agreements are invested, this would introduce the speculative factor known as "leverage." Such transactions are only advantageous if the Government Portfolio has an opportunity to earn a greater rate of interest on the cash derived from the transaction than the interest cost of obtaining that cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available, and the Fund intends to use the reverse repurchase technique only when the Manager believes it will be advantageous to the Government Portfolio. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of the Government Portfolio's assets. The Fund's custodian bank will maintain a separate account for the Government Portfolio with securities having a value equal to or greater than such commitments.


Time Deposits.	 The Cash Portfolio and the Retirement
Portfolio may invest in fixed time deposits with an ultimate maturity of not more than six months. In addition, each of these Portfolios currently intends to limit investment in fixed time deposits with a maturity of two business days or more, when combined with other illiquid assets of the Portfolio, to not more than 10% of its assets would be invested in all such instruments. Fixed time deposits, unlike negotiable certificates of deposit, generally do not have a market and may be subject to penalties for early withdrawal of funds.


Asset-Backed Securities. The Cash and Retirement Portfolios may invest in asset-backed securities arising through the grouping by governmental, government-related and private organization of loans, receivables and other assets originated by various lenders.
 Interests in pools of these assets differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal paid at maturity or specified call dates. Instead, asset-backed securities provide periodic payments which generally consist of both interest and principal payments.

The estimated life of an asset-backed security varies with the prepayment experience with respect to the underlying debt instruments. The rate of such prepayments, and hence the life of an asset-backed security, will be primarily a function of current market interest rates, although other economic and demographic factors may be involved. For example, falling interest rates generally result in an increase in the rate of prepayments of mortgage loans while rising interest rates generally decrease the rate of prepayments. An acceleration in prepayments in response to sharply falling interest rates will shorten the security's average maturity and limit the potential appreciation in the security's value relative to a conventional debt security. In periods of sharply rising rates, prepayments generally slow, increasing the security's average life and its potential for price depreciation.

Illiquid and Restricted Securities. Each Portfolio may purchase securities that are not registered ("restricted securities") under the Securities Act of 1933, as amended (the "1933 Act"), but can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act ("Rule 144A"). Each Portfolio may also invest a portion of its assets in illiquid investments, which include repurchase agreements maturing in more than seven days. The Board of Directors may determine, based upon a continuing review of the trading markets for the specific restricted security, that such restricted securities are liquid. The Board of Directors has adopted guidelines and delegated to management the daily function of determining and monitoring liquidity of restricted securities available pursuant to Rule 144A. The Board, however, retains sufficient oversight and is ultimately responsible for the determinations. Since it is not possible to predict with assurance exactly how the market for Rule 144A restricted securities will develop, the Board will monitor each Portfolio's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. Investments in restricted securities could have the effect of increasing the level of illiquidity in a Portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities.
 The Portfolios may also purchase restricted securities that are not registered under Rule 144A.

The Articles of Incorporation of the Fund permit the Board of Directors to establish additional Portfolios of the Fund from time to time. The investment restrictions applicable to any such additional Portfolio would be established by the Board of Directors at the time such Portfolio were established and may differ from those set forth above. In the event of the liquidation or dissolution of a Portfolio or of the Fund, shares of a Portfolio are entitled to receive the assets belonging to that Portfolio and a proportionate distribution of any general assets not belonging to any particular Portfolio that are available for distribution based upon the relative net assets of the respective Portfolios.


COMPUTATION OF YIELD

For the seven-day period ended December 31, 1997, the yield for the Cash Portfolio was 5.09% (the effective yield was 5.22%) for Class A shares, 5.15% (the effective yield was 5.28%) for Class C shares, and 5.30% (the effective yield was 5.45%) for Class Y shares, with an average dollar-weighted portfolio maturity of 73 days; the yield for the Government Portfolio was 5.08% (the effective yield was 5.20%) for the Class A and Class C shares and 5.19% (the effective yield was 5.33%) for the Class Y shares with an average dollar-weighted maturity of 68 days; and the yield for the Retirement Portfolio was 5.04% (the effective yield was 5.17%) with an average dollar-weighted portfolio maturity of 65 days. The Fund quotes current yield of each Portfolio and class by dividing the net change in the value of a hypothetical pre-existing account having a balance of one share at the beginning of a recent seven-day base period by the value of the account at the beginning of the base period and multiplying this base period return by 365/7. (Net change in account value being the value of additional shares purchased with dividends from original shares and dividends declared on both original shares and any additional shares, but does not include any changes in unrealized appreciation or depreciation.) In addition, for each Portfolio and class the Fund may from time to time quote effective yield figures assuming the compounding of dividends. The effective yield will be slightly higher than the yield because of the compounding effect. The Fund also quotes for each Portfolio and class the average dollar-weighted portfolio maturity for the corresponding seven-day period.

Although principal is not insured and there can be no assurance that a $1.00 per share net asset value will be maintained, it is not expected that the net asset value of any Portfolio's shares will fluctuate because the Fund uses the amortized cost method of valuation. (See "Valuation of Shares" below.) Investors should bear in mind that yield is a function of the type, quality and maturity of the instruments in a Portfolio, and the Portfolio's operating expenses. While current yield information may be useful, investors should realize that each Portfolio's current yield will fluctuate, is not necessarily representative of future results and may not provide a basis for comparison with bank deposits or other investments that pay a fixed yield for a stated period of time.

VALUATION OF SHARES AND AMORTIZED COST VALUATION

The Prospectus states that net asset value will be determined on any day the New York Stock Exchange is open and that the net asset value may be determined on any day that the settlement of securities otherwise occurs. The New York Stock Exchange is closed on the following holidays: New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The Fund uses the "amortized cost method" for valuing portfolio securities pursuant to Rule 2a-7 under the Act. The amortized cost method of valuation of the Fund's portfolio securities involves valuing a security at its cost at the time of purchase and thereafter assuming a constant amortization to maturity of any discount from or premium to the stated principal amount of the security, regardless of the impact of fluctuating interest rates its market value. The market value of portfolio securities will fluctuate on the basis of the creditworthiness of the issuers of such securities and with changes in interest rates generally. While the amortized cost method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument. During such periods the yields to investors in the Fund may differ somewhat from that obtained in a similar company that uses mark-to-market values for all its portfolio securities. For example, if the use of amortized cost resulted in a lower (higher) aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher (lower) yield than would result from investment in such similar company, and existing investors would receive less (more) investment income.

The purpose of this method of valuation is to attempt to maintain a constant net asset value per share, and it is expected that the price of the Fund's shares will remain at $1.00; however, shareholders should be aware that despite procedures that will be followed to have a stabilized price, including maintaining a maximum dollar-weighted average portfolio maturity of 90 days and investing in securities with remaining maturities of only 13 months or less, there is no assurance that at some future date there will not be a rapid change in prevailing interest rates, a default by an issuer or some other event that could cause the Fund's price per share to change from $1.00.


IRA AND OTHER PROTOTYPE RETIREMENT PLANS

	Copies of the following plans with custody or trust agreements have been approved by the Internal Revenue Service and are available from the Fund or Smith Barney; investors should consult with their own tax or retirement planning advisors prior to the establishment of a plan.

IRA, Rollover IRA and Simplified Employee Pension - IRA

	The Small Business Job Protection Act of 1996 changed the eligibility requirements for participants in Individual Retirement Accounts ("IRAs"). Under these new provisions, if you or your spouse have earned income, each of you may establish an IRA and make maximum annual contributions equal to the lesser of earned income or $2,000. As a result of this legislation, married couples where one spouse is non-working may now contribute a total of $4,000 annually to their IRAs.


	The Taxpayer Relief Act of 1997 has changed the requirements for determining whether or not you are eligible to make a deductible IRA contribution. Under the new rules effective January 1, 1998, if you are considered an active participant in an employer-sponsored retirement plan, you may still be eligible for a full or partial deduction depending upon your combined adjusted gross income ("AGI"). For married couples filing jointly, a full deduction is permitted if your combined AGI is $50,000 or less ($30,000 for unmarried individuals); a partial deduction will be allowed when AGI is between $50,000-$60,000 ($30,000-$40,000 for an unmarried individual); and no deduction when AGI is $60,000 or more ($40,000 for an unmarried individual). However, if you are married and your spouse is covered by a employer-sponsored retirement plan, but you are not, you will be eligible for a full deduction if your combined AGI is $150,000 or less. A partial deduction is permitted if your combined AGI is between $150,000-$160,000 and no deduction is permitted after $160,000.

	A Rollover IRA is available to defer taxes on lump sum payments and other qualifying rollover amounts (no maximum) received from another retirement plan.


	An employer who has established a Simplified Employee Pension
- IRA ("SEP-IRA") on behalf of eligible employees may make a maximum annual contribution to each participant's account of 15%
(up to $24,000) of each participant's compensation. Compensation is capped at $160,000 for 1998.



Paired Defined Contribution Prototype

	Corporations (including Subchapter S corporations) and non-corporate entities may purchase shares of the Fund through the Smith Barney Prototype Paired Defined Contribution Plan (the "Prototype"). The Prototype permits adoption of profit-sharing provisions, money purchase pension provisions, or both, to provide benefits for eligible employees and their beneficiaries. The Prototype provides for a maximum annual tax deductible contribution on behalf of each Participant of up to 25% of compensation, but not to exceed $30,000 (provided that a money purchase pension plan or both a profit-sharing plan and a money purchase pension plan are adopted thereunder).


PURCHASE OF SHARES

	Letter of Intent - Class Y Shares. A Letter of Intent may be used as a way for investors to meet the minimum investment requirement for Class Y shares. Such investors must make an initial minimum purchase of $5,000,000 in Class Y shares of the Fund and agree to purchase a total of $15,000,000 of Class Y Shares of the Fund within 13 months from the date of the Letter. If a total investment of $15,000,000 is not made within the 13-month period, all Class Y shares purchased during such period will be transferred to Class A shares, where they will be subject to all fees (including a service fee of 0.25%) and expenses applicable to the Fund's Class A shares, which may include a CDSC of 1.00%. Please contact a Smith Barney Financial Consultant or the Transfer Agent for further information.


THE MANAGEMENT AGREEMENT, PLAN OF DISTRIBUTION AND OTHER SERVICES

Manager

MMC manages the day to day operations of each Portfolio pursuant to management agreements entered into by the Fund on behalf of each Portfolio. Under the management agreements, the Manager offers each Portfolio advice and assistance with respect to the acquisition, holding or disposal of securities and recommendations with respect to other aspects of the business and affairs of each Portfolio. It also furnishes each Portfolio with executive and other personnel; management, bookkeeping, accounting and administrative services; office space and equipment; and the services of the officers and employees of the Fund. MMC is a subsidiary of Salomon Smith Barney Holdings, Inc., which is a subsidiary of Travelers Group Inc. ("Travelers"), a publicly owned financial services company.

For the years 1995, 1996 and 1997, the management fee for the Cash Portfolio was $85,620,015, $103,013,084 and $117,380,871,
respectively; the management fee for the Government Portfolio was $17,222,206, $18,688,740 and $19,475,520, respectively, and for the
Retirement Portfolio was $5,043,576, $5,588,496 and $5,982,179,
respectively.

The respective Portfolios' management agreements, which were approved by their shareholders on September 16, 1994 and became effective on November 21, 1994, provide for daily compensation of the Manager at the following annual rates: (1) Cash Portfolio - 0.45% on the first $6 billion of the Portfolio's net assets, 0.425% on the next $6 billion, 0.40% on the next $6 billion and 0.35% on net assets in excess of $18 billion; (2) Government Portfolio - 0.45% on the first $2.5 billion of the Portfolio's net assets, 0.40% on the next $2.5 billion and 0.35% on net assets in excess of $5 billion; and (c) Retirement Portfolio - 0.45% on the first $1 billion of the Portfolio's net assets, 0.40% on the next $1 billion and 0.35% on net assets in excess of $2 billion.


Each Portfolio's management agreement further provides that all other expenses not specifically assumed by the Manager under the agreement are borne by the Fund. Expenses payable by the Fund include, but are not limited to, all charges of custodians (including sums as custodian and sums for keeping books, performing portfolio valuations, and for rendering other services to the Fund) and shareholder servicing agents, filing fees and expenses relating to the registration and qualification of the Fund's shares under Federal or state securities laws and maintaining such registrations and qualifications (including the printing of the Fund's registration statements and prospectuses), expenses of preparing, printing and distributing all proxy material, reports and notices to shareholders, out-of-pocket expenses of directors and fees of directors who are not "interested persons" as defined in the Act, fees of auditors and legal counsel, interest, taxes, fees and commissions of every kind, expenses of issue, repurchase or redemption of shares, and all other costs incident to the Fund's corporate existence and extraordinary expenses such as litigation and indemnification expenses. Direct expenses are charged to the relevant Portfolio; general corporate expenses of the Fund are allocated among all the Portfolios on the basis of relative net assets. No sales or promotion expenses are incurred by the Fund, but expenses incurred in complying with laws regulating the issue or sale of the Fund's shares are not deemed sales or promotion expenses.


The Manager has agreed that if in any fiscal year the total expenses of any Portfolio, exclusive of taxes, brokerage, interest and extraordinary expenses, exceed 0.70% of the average daily net assets for that fiscal year of the Portfolio, the Manager will reduce its fee to the extent of such excess, or reimburse any such excess amount to the relevant Portfolio. The 0.70% voluntary expense limitation shall be in effect until it is terminated by 14 days' written notice to shareholders and by supplement to the then current prospectus.

Each Portfolio's management agreement will continue in effect if specifically approved annually by a majority of the directors of the Fund, including a majority of the directors who are not parties to such contract or "interested persons" of any such party. Each agreement may be terminated without penalty by either of the parties on 60 days' written notice and must terminate in the event of its assignment. It may be amended or modified only if approved by vote of the holders of "a majority of the outstanding voting securities" of such Portfolio as defined in the Act and Rules thereunder which is discussed below under "Voting Rights."

Each agreement provides that the Manager is not liable for any act or omission in the course of or in connection with rendering services under the agreement in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties.


On April 6, 1998, Travelers announced that it had entered into a Merger Agreement with Citicorp. The transaction, which is expected to be completed during the third quarter of 1998, is subject to various regulatory approvals, including approval by the Federal Reserve Board. The transaction is also subject to approval by the stockholders of each of Travelers and Citicorp. Upon consummation of the merger, the surviving corporation would be a bank holding company subject to regulation under the Bank Holding Company Act of 1956 (the "BHCA"), the requirements of the Glass-Steagall Act and certain other laws and regulations. Although the effects of the merger of Travelers and Citicorp and compliance with the requirements of the BHCA and the Glass-Steagall Act are still under review, MMC does not believe that its compliance with applicable law following the merger of Travelers and Citicorp will have a material adverse effect on its ability to continue to provide the Fund with the same level of investment advisory services that it currently receives.


Plan of Distribution

The Fund has adopted for each Portfolio a plan of distribution pursuant to Rule 12b-1 under the Act (the "Plan") under which a service fee is paid by each of Class A and Class C to Smith Barney for shares of the Portfolios attributable to Smith Barney at an annual rate of 0.10% of such Class A shares' average daily net assets. See "Distributor" in the Prospectus. In addition, the Plan provides for a service fee to be paid to PFS Distributors, Inc. by each Class A share held in accounts attributable to PFS Distributors, Inc. at an annual rate of 0.10% of such Class A shares average daily net assets.

Brokerage

The Manager places orders for the purchase and sale of securities for the Portfolios of the Fund. All of the Fund's portfolio transactions have been principal transactions with major dealers in money market instruments, on which no brokerage commissions are paid. Purchases from or sales to dealers serving as market-makers include the spread between the bid and asked prices. No portfolio transactions are handled by Smith Barney.


VOTING RIGHTS

As permitted by Maryland law, there will normally be no meetings of shareholders for the purpose of electing directors unless and until such time as less than a majority of the directors holding office have been elected by shareholders. At that time, the directors then in office will call a shareholders' meeting for the election of directors. The directors must call a meeting of shareholders for the purpose of voting upon the question of removal of any director when requested in writing to do so by the record holders of not less than 10% of the outstanding shares of the fund.
 At such a meeting, a director may be removed after the holders of record of not less than a majority of the outstanding shares of the Fund have declared that the director be removed either by declaration in writing or by votes cast in person or by proxy. Except as set forth above, the directors shall continue to hold office and may appoint successor directors.

Rule 18f-2 under the Act provides that any matter required to be submitted by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company shall not be deemed to have been effectively acted upon unless approved by "vote of a majority of the outstanding voting securities" (as defined below) of each Portfolio or class affected by the matter. Rule 18f-2 further provides that a Portfolio or class shall be deemed to be affected by a matter unless it is clear that the interests of each Portfolio or class in a matter are identical or that the matter does not affect any interest of the Portfolio or class. Under the Rule the approval of a management agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a Portfolio only if approved by a majority of the outstanding voting securities of the Portfolio affected by the matter. The Rule, however, also provides that the ratification of independent public accountants, the election of directors, and the approval of a distribution agreement that is submitted to shareholders are not subject to the separate voting requirements and may be effectively acted upon by a vote of the holders of a majority of all Fund shares voting without regard to Portfolio.

As used in the Prospectus and this Statement of Additional Information, a "vote of a majority of the outstanding voting securities" means the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of the Fund (or the affected Portfolio or class) or (b) 67% or more of such shares present at a meeting if more than 50% of the outstanding shares of the Fund (or the affected Portfolio or class) are represented at the meeting in person or by proxy.


Following are the names, addresses and percent of ownership of each person who owns of record or is known by the Fund to own of record of beneficially 5% or more of any Class of a Portfolio as of April 3, 1998:


Cash Portfolio Class C Shares

Frontier Trust Company as TTEE, Laser Technologies Employees
401K Plan, PO Box 190, Exton, PA, 19341 owned of record 57,691.74 shares (12.60%); Frontier Trust Company as TTEE, Mens Apparel Guild in California, Attn.: Joe Loggia, 6200 Canoga Avenue, Suite 303, Woodland Hills, CA 91367, owned of record 57,292.37 shares (12.51%); Frontier Trust Company as TTEE, Greenhill & Co. 401K Plan, 31 West 52nd Street, New York, NY 10101 owned of record 49,140.04 shares (10.73%); Frontier Trust Company as TTEE, Sioux City Tent & Awning Co. Inc., DBA Mullin Awning & Siding 401k Plan, 811 Steuben Street, Sioux City, IA 51101 owned of record 33,120.24 shares (7.23%); Health Partners of Philadelphia Inc., Zubair M. Ali, 23 Sumac Court, Newark, DE 19702 owned of record 32,902.68 shares (7.19%); Frontier Trust Company as TTEE, Northstar Sportswear Company 401K Plan, PO Box 569, Kingston, WA 98346 owned of record 32,176.58 shares (7.03%); Frontier Trust Company as TTEE, Peer Bearing Company Union Employees Money Purchase Plan, 241 W Palatine Road, Wheeling, IL 60090 owned of record 28,031.47 shares (6.12%); Tanco Engineering Inc. C/O Leggette & Co., Attn.:
Mary V. Boggs, 4131 N. Central Expressway, Suite 1100, Dallas, TX owned of record 27,214.94 shares (5.94%); Frontier Trust Company as TTEE, Medford Electrical Contracting Corp., Attn.: John B. Giacalone, 1011 Fellsway, Medford, MA 02155 owned of record 23,701.39 shares (5.18%).

Cash Portfolio Class Y Shares

Cogen Tech Financial Ser. LP, Attn.: Dick Lydecker, 711
Louisiana Street, 33rd Floor, Houston, TX 77002 owned of record 10,000,000.00 shares (20.35%); Jay Norton Zidell TTEE, FBO Jay Norton Zidell Trust, U/A/D 11/01/91, 6900 SE Riverside Drive #27, Vancouver, WA 98664 owned of record 8,521,301.07 shares (17.33%); Cynthia L. Ulstron, 5141 N. Alto Lane, Oak Harbor, WA 98277 owned of record 4,694,705.79 shares (9.55%); Rooke Corp., D/B/A Aviation Equipment Inc., Attn.: Jim Shaw V.P./CFO, 7230 Fulton Avenue, North Hollywood, CA 91605 owned of record 4,396,561.06 shares (8.94%); Patricia E. Rodeheaver TTEE, FBO Patricia E. Rodeheaver U/A/D 5/11/90, 1 Lakeridge Lane, Warrentown, MO 63383 owned of record 4,282,787.74 (8.71%); Edward W. Machala, PO Box 568, Exeter, RI 02822 owned of record 3,013,131.84 (6.13%); QAD Inc., Attn.:
Treasury, 6450 Via Real, Carpinteria, CA 93013 owned of record 2,946,028.55 shares (5.99%).

Cash Portfolio Class Z Shares

Citibank NA TTEE, Travelers Group Inc. Master TR, 401K
Savings Plan, Attn.: Nancy Kronenberg, 111 Wall Street, New York,
NY 10005 owned of record 2,787,477.55 shares (99.79%).


Government Portfolio Class C Shares

Jerry L. Calkins, Smith Barney Inc. Rollover Custodian, 8694
W. 101 Street, Overland Park, KS 66212 owned of record 61,745.47 shares (25.56%); Frontier Trust Company as TTEE, Southern Floral Company, PO Box 1313, Houston, TX 77251 owned of record 37,261.43 shares (15.43%); H. Walker Harris MD, Smith Barney Inc. Rollover Custodian, 2860 Cromwell Drive, Columbus, GA 31906 owned of record 25,138.11 shares (10.41%); Terry Donofrio, Smith Barney Inc. IRA Custodian, 21 Glenair Avenue, Waldwick, NJ 07463 owned of record 22,507.03 shares (9.32%); Henry N. Hand, 18 Chestnut Oak Drive, Cape May Court House, NJ 08210 owned of record 18,074.92 shares (7.48%); James F. Burgess Jr., M. Kathleen Burgess JTWROS, 5901 Lakeshore Drive, Columbia, SC 29206 owned of record 17,451.50 shares (7.22%); Ward G. Pennebaker, Smith Barney Inc. Sep. Custodian. 7510 Inwood, Houston, TX 77063 owned of record 16,199.88 shares (6.70%).

Government Portfolio Class Y Shares

Rodney A. Hanes Jr., 364 Laurel Road, New Canaan Court 06840
owned or record 8,078,970.19 shares (50.95%); William M. Haber, 54 Wilton Road, Westport, CT 06880 owned of record 5,453,177.94 shares (34.39%); James E. Smith and Jeralyn K. Talcott JTWROS, Main Court, 2525 Trumble Creek Road, Kalispell, MT 59901 owned of record 1,110,389.27 shares (7.00%).


CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENTS

PNC Bank, National Association, a national banking association with offices at 17th and Chestnut Streets, Philadelphia, Pennsylvania (the "Custodian") serves as custodian of the Fund's investments. First Data Investor Services Group, Inc.,
Exchange Place, Boston, Massachusetts 02109 serves as the Fund's dividend disbursing and transfer agent.


INDEPENDENT AUDITORS

KPMG Peat Marwick LLP, 345 Park Avenue, New York, New York
10154, has been selected as independent auditors for the Fund for its fiscal year ending December 31, 1998 to examine and report on their examination of the financial statements and financial highlights of the Fund.


FINANCIAL STATEMENTS

The following financial information is hereby incorporated by reference to the Fund's 1997 Annual Report to Shareholders, a copy of which is furnished with this Statement of Additional information:


		Pages in
		Annual Report

Statements of Assets and Liabilities
	17
Statements of Operations  			18
Statement of Changes in Net Assets
	19-21
Notes to Financial Statements
	22-26
Financial Highlights 			27-29
Independent Auditors' Report
	30



APPENDIX - SECURITIES RATINGS

BOND (AND NOTES) RATINGS

Moody's Investors Service, Inc.

	Aaa - Bonds that are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

 	Aa - Bonds that are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long term risks appear somewhat larger than in "Aaa" securities.

	Note: The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor's Rating Group

	AAA - Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

	AA - Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

	Plus (+) or Minus (-): The rating of "AA" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

	Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise judgment with respect to such likelihood and risk.

	L - The letter "L" indicates that the rating pertains to the principal amount of those bonds where the underlying deposit collateral is fully insured by the Federal Savings & Loan Insurance Corp. or the Federal Deposit Insurance Corp.

	 - Continuance of the rating is contingent upon S&P's receipt of closing documentation confirming investments and cash flow.

	* - Continuance of the rating is contingent upon S&P's receipt of an executed copy of the escrow agreement.

Fitch IBCA, Inc.

	AAA - Bonds rated AAA by Fitch have the lowest expectation of credit risk. The obligor has an exceptionally strong capacity for timely payment of financial commitments which is highly unlikely to be adversely affected by foreseeable events.
	AA - Bonds rated AA by Fitch have a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

	Plus (+) Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

COMMERCIAL PAPER RATINGS

Moody's Investors Service, Inc.

	Issuers rated "Prime-1" (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderated reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial changes and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

	Issuers rated "Prime-2" (or related supporting institutions) have strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage rations, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Standard & Poor's Ratings Group

	A-1 - This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issuers determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.
	A-2 - Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

Fitch IBCA, Inc.

	Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

	The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet financial commitment in a timely manner.

	Fitch's short-term ratings are as follows:

	F1+ - Issues assigned this rating are regarded as having the strongest capacity for timely payments of financial commitments. The "+" denotes an exceptionally strong credit feature.

	F1 - Issues assigned this rating are regarded as having the strongest capacity for timely payment of financial commitments.

	F2 - Issues assigned this rating have a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

Duff & Phelps Inc.

	Duff 1+ - Indicates the highest certainty of timely payment: short-term liquidity is clearly outstanding, and safety is just below risk-free United States Treasury short-term obligations.

	Duff 1 -  Indicates a high certainty of timely payment.

	Duff 2 - Indicates a good certainty of timely payment:
 liquidity factors and company fundamentals are sound.

The Thompson BankWatch ("TBW")

	TBW-1 - Indicates a very high degree of
likelihood that principal and interest will be paid on a timely basis.

	TBW-2 - while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated TBW-1.





u:\legal\funds\smfi\1998\secdocs\sai98.doc	20